Summary Prospectus and Prospectus Supplement
Focused Dynamic Growth Fund Summary Prospectus and Prospectus dated December 1, 2023
Supplement dated June 21, 2024

Michael Li, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for the fund effective September 15, 2024.

The following changes are effective July 1, 2024.

The following entry is added under Portfolio Managers on page 4 of the summary prospectus and page 5 of the prospectus.
John Rabroker, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2016.

The following entry is added under The Fund Management Team on pages 9-10 of the prospectus.
John Rabroker
Mr. Rabroker, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2016. He became an investment analyst in 2014, a senior investment analyst in 2017 and a portfolio manager in 2024. He has a bachelor’s degree in economics and political science from William Jewell College. He is a CFA© charterholder.

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